2007 January 25, 2007 Second Quarter Earnings Exhibit 99.01

Forward-Looking Statements and GAAP Reconciliation
Except for historical information, all other information in this presentation consists of forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
as amended.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 10-Q and
Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings, including shareholder litigation; uncertainties related to divesting the
PTS segment, including uncertainties as to the amount of proceeds and timing; the costs, difficulties and uncertainties related the integration of acquired businesses; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health’s then-
current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered; and general economic and market conditions.  Except to the extent required by applicable law, Cardinal
Health undertakes no obligation to update or revise any forward-looking statement.  In addition, this presentation includes non-GAAP financial measures.  Cardinal Health provides definitions and a reconciliation between GAAP and non-GAAP financial information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

3 Today’s Agenda Opening remarks Kerry Clark President & Chief Executive Officer Financial overview Jeff Henderson Chief Financial Officer Q&A

4 Financial Overview • FY 2007 Q2 Results – Consolidated • FY 2007 Q2 Results – Segments • Key Value Drivers • FY 2007 Financial Targets and Goals • Historical M&A update • Other Items

Revenue
Operating earnings
Earnings from continuing
operations
Diluted EPS from continuing
operations
Operating cash flow
Return on equity ²
Q2 FY 2007 Recap
$ M % Change
1
$21,785 13%
$     512 12%
$     316 10%
$    0.77 17%
$     (52)
34.1%
$ M % Change
1
$     544 16%
$     341 15%
$    0.83 20%
15.2%
GAAP Basis
Note:  1  % change over prior year quarter
2  See definitions for an explanation of changes in
calculating Return on Equity from prior periods
Non-GAAP Basis

6
Q2 Operating Earnings and EPS

Operating Earnings
($M)
Diluted EPS from
Continuing
Operations
Operating Earnings
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $512 $0.77 $457 $0.66
Special Items $20 $0.03 $14 $0.03
Impairment Charges
& Other $13 $0.03 ($3) $0.00
Non-GAAP
Consolidated $544 $0.83 $469 $0.69
Non-Recurring &
Other Items ($3) ($0.01)
Q2 FY 2007 Q2 FY 2006

Cardinal Health Business Analysis
Healthcare Supply Chain Services - Pharmaceutical
Q2 FY ‘07        Q2 FY ‘06
$ M                  $ M % change
Revenue                       $  19,238 $ 16,977            13%
Operating earnings                         $       328          $      276            19%
Non-recurring and other items                                      $ (3)
Highlights:
• Economic profit margin   increased 9 basis points to 0.82% vs. prior year
• Direct-store-door (DSD) pharmaceutical sales grew 14% and bulk customer sales grew 22%
• Strong growth in generics driven by recent new item launches and strategic sourcing
• Earnings growth partially offset by lower pricing in the renewal of several large customer agreements
• Integration of F. Dohmen Co. and Parmed progressing well
• Strong earnings growth from nuclear pharmacy services
• Q2’ 07 equity compensation expense of $13.7 million vs. $15.3 million in prior year
Note:  Non-GAAP financial measure
1
1

Cardinal Health Business Analysis
Healthcare Supply Chain Services - Medical
Q2 FY ‘07        Q2 FY ‘06
$ M                  $ M % change
Revenue                       $   1,872 $   1,770            6%
Operating earnings                         $        78          $        70          12%
Highlights:
• Economic profit margin declined 6 basis points to 1.12%  vs. prior year
• Revenue growth driven by strong sales in laboratory business, private brand product portfolio and continued momentum with surgery center customers and within the Canadian operations
• SG&A growth moderating due to focused cost controls and One Cardinal Health benefits
• Customer service transition metrics improving; however, still negatively impacting results
• Q2 ’07 equity compensation expense of $8.1 million vs. $9.9 million in prior year
Note:  Non-GAAP financial measure
1
1

Cardinal Health Business Analysis
Clinical Technologies and Services
Q2 FY ‘07        Q2 FY ‘06
$ M                  $ M % change
Revenue                       $      662          $      603           10%
Operating earnings                            $        92          $        79 16%
Highlights:
• New product release of upgraded Pyxis MedStation 3500
• Strong demand for both Pyxis and Alaris products as committed contracts were up significantly over prior year and sequentially
• Good progress with integrated medication safety and management offering (Alaris, Pyxis and Care
Fusion)
• Continued investments in international markets to support future growth
• Continued investments in product quality and customer service resulting in improved customer service ratings
• Q2 ’07 equity compensation expense of $10.7 million vs. $12.4 million in prior year

Cardinal Health Business Analysis
Medical Products Manufacturing
Q2 FY ‘07        Q2 FY ‘06
$ M                  $ M % change
Revenue                       $      455 $      397           15%
Operating earnings                         $        51          $        42           21%
Highlights:
• Solid demand across the segment contributed to revenue growth, including infection prevention products, medical specialties and in international markets
• Raw material cost pressures offset by contract and pricing discipline
• Operating margin improvements driven by manufacturing improvements, facility restructurings and other One Cardinal initiatives
• Product innovation – synthetic gloves, respiratory and interventional radiology
• Continued investment in international markets and R&D spending
• Q2 ’07 equity compensation expense of $7.7 million vs. $9.1 million in prior year

FY 2007 – Key Value Drivers
Operating Growth
– Strong demand for products and services drive revenue growth
– Within Healthcare Supply Chain Services, leverage of scale, capital efficiency and operational excellence should drive economic profit margin expansion
– Within Pharmaceutical and Medical Products, operational excellence, product innovation and international expansion should drive operating margin expansion
– SG&A moderation, including declining equity compensation expense
Balance sheet management
– Focus on return on capital, economic profit margin and economic profit
– Continued portfolio optimization
Disciplined capital deployment

Acquisition Scorecard
Acquisition Date Results
Care Fusion (CTS) October ’06 (+)
MedMined (CTS) July ’06 (+)
Dohmen (HSCS-P) June ’06 (+)
Denver Biomedical (MPM) May ’06 (+)
Parmed (HSCS-P) March ’06 (+)
Source Medical (HSCS-M) November ’05 (+)
Geodax (HSCS-P) July ’04 (+)
Alaris (CTS) June ’04 (+)
Snowden Pencer (MPM) March ’04 (–)

14 Other Items PTS Update – Impact on FY 2007 EPS – Timing – Tax basis Segment reporting changes – Re-class of PTS corporate expense allocation – Equity compensation allocation

15 Q&A

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
(1)  Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)
(2)  The sum of the components may not equal due to rounding
(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES Fiscal 2007
Pharmaceutical July August September Total October November December Total YTD
Economic Profit Margin
Operating earnings
288.7 $          328.0 $          616.7 $
Effective tax rate from continuing operations 36.2% 36.2% 36.2%
Net operating earnings, after-tax (NOPAT)
184.2 $          209.3 $          393.5 $
Total assets 11,549.8 $  12,206.9 $  11,527.6 $     11,781.8 $  11,624.6 $    11,663.1 $
Less:  assets from discontinued operations 107.5          109.4          -                   -               -                  -
Less:  accounts payable 6,644.9       7,115.6       6,979.1          6,897.3       6,836.3         6,912.9
Less:  other accrued liabilities 1,069.5       1,088.6       942.2             1,092.8       1,100.2         1,036.3
Less:  liabilities from businesses held for sale -               -               -                   -               -                  -
Less:  deferred income taxes and other liabilities 82.1            82.1            52.8               89.3            89.7              71.6
Less:  goodwill and other intangibles, net 1,354.5       1,361.8       1,332.4          1,328.7       1,335.0         1,335.7
Less:  cash and equivalents 42.2            57.4            75.0               91.3            102.7            113.6
Less:  short-term investments available for sale -               -               -                   -               -                  -
Tangible capital 2,249.1 $    2,392.0 $    2,146.1 $
2,262.4 $
2,282.4 $    2,160.7 $      2,193.0 $
2,212.0 $       2,237.2 $
Multiplied by weighted average cost of capital
2.3% 2.3% 2.3%
Capital charge
52.0 $            50.9 $            51.5 $
Economic profit 132.2 $          158.4 $          342.0 $
Revenue 18,532.8 $     19,237.6 $     37,770.4 $
Economic profit margin 0.71% 0.82% 0.91%
First Quarter Fiscal 2007 Second Quarter Fiscal 2007

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
(1)  Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment,  goodwill and intangibles, cash and equivalents and short term investments available for sale)
(2)  The sum of the components may not equal due to rounding
(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES Fiscal 2006
Pharmaceutical July August September Total October November December Total YTD
Economic Profit Margin
Operating earnings 225.1 $          276.0 $          501.1 $
Effective tax rate from continuing operations
36.8% 36.8% 36.8%
Net operating earnings, after-tax (NOPAT) 142.3 $          174.4 $          316.7 $
Total assets 10,521.1 $  10,384.3 $  11,050.2 $     10,499.1 $  10,379.0 $    10,760.7 $
Less:  assets from discontinued operations 173.1          188.3          191.0             197.3          190.6            178.1
Less:  accounts payable 5,506.3       5,692.3       6,238.9          5,626.8       5,867.5         6,167.7
Less:  other accrued liabilities 970.8          912.7          890.1             929.7          899.0            847.0
Less:  liabilities from businesses held for sale 222.9          222.9          222.9             186.3          186.3            186.3
Less:  deferred income taxes and other liabilities 109.1          106.4          44.5               107.6          107.7            43.6
Less:  goodwill and other intangibles, net 962.4          958.6          1,168.0          959.5          958.1            1,157.3
Less:  cash and equivalents 59.2            66.6            70.3               80.3            88.9              108.2
Less:  short-term investments available for sale -               -               -                   -               -                  -
Tangible capital 2,517.3 $    2,236.5 $    2,224.5 $       2,326.1 $       2,411.6 $    2,080.9 $      2,072.5 $      2,188.3 $       2,257.2 $
Multiplied by weighted average cost of capital 2.3% 2.3% 2.3%
Capital charge 53.5 $            50.3 $            51.9 $
Economic profit 88.8 $            124.1 $          264.8 $
Revenue 16,532.8 $     16,977.2 $     33,510.0 $
Economic profit margin 0.54% 0.73% 0.79%
Second Quarter Fiscal 2006 First Quarter Fiscal 2006

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
(1)  Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment,  goodwill and intangibles, cash and equivalents and short term investments available for sale)
(2)  The sum of the components may not equal due to rounding
(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES Fiscal 2006
Medical July August September Total October November December Total YTD
Economic Profit Margin
Operating earnings
62.8 $            69.6 $            132.5 $
Effective tax rate from continuing operations 30.1% 30.1% 30.1%
Net operating earnings, after-tax (NOPAT) 43.9 $            48.7 $            92.6 $
Total assets 2,259.7 $    2,197.7 $    2,255.0 $       2,315.9 $    2,357.9 $      2,379.9 $
Less:  assets from discontinued operations -               -               -                   -               -                  -
Less:  accounts payable 496.2          439.0          534.4             530.4          481.4            498.2
Less:  other accrued liabilities 186.0          182.9          143.5             167.9          174.1            138.9
Less:  liabilities from businesses held for sale -               -               -                   -               -                  -
Less:  deferred income taxes and other liabilities 74.1            74.9            69.5               75.6            58.5              52.6
Less:  goodwill and other intangibles, net 396.5          397.6          396.8             396.8          415.9            416.2
Less:  cash and equivalents 8.4              8.0              8.5                 8.4              9.1                10.0
Less:  short-term investments available for sale -               -               -                   -               -                  -
Tangible capital 1,098.5 $    1,095.3 $    1,102.3 $       1,098.7 $       1,136.8 $    1,218.9 $      1,264.0 $      1,206.6 $       1,152.6 $
Multiplied by weighted average cost of capital 2.3% 2.3% 2.3%
Capital charge
25.3 $            27.8 $            26.5 $
Economic profit 18.6 $            20.9 $            66.1 $
Revenue 1,762.6 $       1,770.2 $       3,532.8 $
Economic profit margin 1.06% 1.18% 1.87%
First Quarter Fiscal 2006 Second Quarter Fiscal 2006

(in millions) 2007 2006
Non-GAAP Operating Margin
Operating earnings
512.1 $
457.1 $
Special items
19.6
14.3
Impairment charges and other
12.6
(2.6)
  Non-GAAP operating earnings 544.3 $           468.8 $
Revenue 21,784.6 $      19,346.9 $
Non-GAAP operating margin 2.50% 2.42%
Second Quarter
CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION